Exhibit 10.5
EXECUTION COPY
     AMENDMENT NO. 2, dated as of December 7, 2009 (this “Second Amendment”), to the Mezzanine Credit Agreement, dated as of July 31, 2008 (as heretofore amended, the “Mezzanine Credit Agreement”), among BOOZ ALLEN HAMILTON INVESTOR CORPORATION (formerly known as Explorer Investor Corporation), a Delaware corporation (“Holdings”), EXPLORER MERGER SUB CORPORATION, a Delaware corporation (the “Initial Borrower”), BOOZ ALLEN HAMILTON INC., a Delaware corporation into which the Initial Borrower was merged (the “Company” or the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Mezzanine Credit Agreement (the “Lenders”), CREDIT SUISSE AG (formerly known as Credit Suisse), as Administrative Agent, and CREDIT SUISSE SECURITIES (USA) LLC, BANC OF AMERICA SECURITIES LLC, and LEHMAN BROTHERS INC., as joint lead arrangers and joint bookrunners.
          WHEREAS, the Borrower has requested certain amendments to the Mezzanine Credit Agreement in connection with the Recapitalization Transactions (as defined in Section 2.2 hereof); and
          WHEREAS, the Borrower and the Lenders have agreed to amend certain provisions of the Mezzanine Credit Agreement on the terms and conditions contained herein.
          NOW, THEREFORE, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:
ARTICLE 1
Definitions
     Section 1.1 Defined Terms. Terms defined in the Mezzanine Credit Agreement and used herein shall have the meanings assigned to such terms in the Mezzanine Credit Agreement, unless otherwise defined herein or the context otherwise requires.
ARTICLE 2
Amendments
          As of the Second Amendment Effective Date (as defined in Section 3.1 hereof), the Mezzanine Credit Agreement shall be amended as set forth in this Article Two.
     Section 2.1 Amendment of Schedule 3.3. As of the Amendment and Restatement Effective Date, Schedule 3.3 to the Mezzanine Credit Agreement is hereby amended and restated in its entirety, in the form attached hereto as Exhibit A.
     Section 2.2 Amendments to Section 1 of the Mezzanine Credit Agreement. (a) Section 1.1 of the Mezzanine Credit Agreement is hereby amended by inserting therein the following definitions in the appropriate alphabetical order:

“Recapitalization Transactions”: the incurrence by the Borrower of Senior Secured Loans on or after the Second Amendment Effective Date, and the use of the net proceeds thereof, together with other funds, to (i) pay dividends or make other distributions (including payments in respect of stock options) to holders of the Capital Stock of the Borrower, Holdings or any Parent Company and (ii) pay, or permit Holdings or any Parent Company to pay, amounts due in respect of the Deferred Obligation Amount under and as defined in the Merger Agreement.
“Second Amendment”: Amendment No. 2 to this Agreement, dated as of December 7, 2009, among the Borrower, the Administrative Agent and the Required Lenders.
“Second Amendment Effective Date”: the date upon which all conditions precedent to the effectiveness of the Second Amendment have been satisfied.
     (b) Section 1.1 of the Mezzanine Credit Agreement is hereby amended by replacing clause (d) of the definition of “Consolidated EBITDA” in its entirety with the following:
“(d) any extraordinary, unusual or non-recurring expenses or losses (including (x) losses on sales of assets outside of the ordinary course of business and restructuring and integration costs or reserves, including any severance costs, costs associated with office and facility openings, closings and consolidations, relocation costs and other non-recurring business optimization expenses and (y) any expenses in connection with the Recapitalization Transactions (including expenses in respect of adjustments to the outstanding stock options in connection with the Recapitalization Transactions));
     Section 2.3 Amendments to Section 2.3 of the Mezzanine Credit Agreement. Section 2.3 of the Mezzanine Credit Agreement is hereby amended by inserting the following new clause (e):
“(e) The repayment of the Loans on the Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 7.1) pursuant to clause 2.3(a) shall be made together with a premium in an amount equal to 1.0% of the principal amount repaid.”
     Section 2.4 Amendments to Section 2.5 of the Mezzanine Credit Agreement. Section 2.5(b) of the Mezzanine Credit Agreement is hereby amended by replacing clause (i) thereof in its entirety with the following:
“(i) Each prepayment of the Loans made pursuant to Section 2.5(a) shall be made together with a prepayment premium in an amount equal to (A) if such prepayment is made on or after the fourth anniversary of the Closing Date, 1.0% of the principal amount prepaid, (B) if such prepayment is made on or after the third anniversary of the Closing Date but prior to the fourth anniversary of the Closing Date, 2.0% of the principal amount prepaid and (C) if such prepayment is made on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, 3.0% of the principal amount prepaid.”
     Section 2.5 Amendments to Section 6.1 of the Mezzanine Credit Agreement. Section 6.1 of the Mezzanine Credit Agreement is hereby amended by replacing the table set forth therein in its entirety with the following table:

Consolidated Total
Period	Leverage Ratio
December 31, 2008	7.50:1.00
March 31, 2009	7.50:1.00

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Consolidated Total
Period	Leverage Ratio
June 30, 2009	7.20:1.00
September 30, 2009	6.90:1.00
December 31, 2009	6.90:1.00
March 31, 2010	6.90:1.00
June 30, 2010	6.60:1.00
September 30, 2010	6.60:1.00
December 31, 2010	6.00:1.00
March 31, 2011	6.00:1.00
June 30, 2011	5.40:1.00
September 30, 2011	5.40:1.00
December 31, 2011	5.10:1.00
March 31, 2012	5.10:1.00
June 30, 2012	4.80:1.00
September 30, 2012	4.80:1.00
December 31, 2012 and thereafter	4.50:1.00
     Section 2.6 Amendments to Section 6.2 of the Mezzanine Credit Agreement. Section 6.2(i) of the Mezzanine Credit Agreement is hereby amended by deleting “$910,000,000” and inserting in lieu thereof “$1,405,000,000”.
     Section 2.7 Amendments to Section 6.6 of the Mezzanine Credit Agreement. Section 6.6 of the Mezzanine Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (n) thereof, (ii) deleting “.” at the end of clause (o) thereof and inserting in lieu thereof “; and” and (iii) inserting the following new clause (p):
“(p) the Borrower may make Restricted Payments in connection with the Recapitalization Transactions (including but not limited to Restricted Payments from time to time to, or to permit Holdings or any Parent Company to make payments to, holders of outstanding stock options in respect of adjustments to the outstanding stock options in connection with the Recapitalization Transactions) in an amount not to exceed $650,000,000.”
     Section 2.8 Amendment to Section 9.2 of the Mezzanine Credit Agreement. Section 9.2 of the Mezzanine Credit Agreement is hereby amended by deleting all references to “Gregory H. Woods III” and inserting in lieu thereof “Pierre Maugüé”.
ARTICLE 3
Miscellaneous
     Section 3.1 Conditions to Effectiveness. This Second Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which:
          (a) Second Amendment. The Administrative Agent shall have received this Second Amendment, executed and delivered by the Borrower and the Required Lenders;
          (b) Acknowledgment and Confirmation. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by each Guarantor;

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          (c) Solvency Opinion. The Administrative Agent shall have received a solvency opinion in form and substance and from an independent investment bank or valuation firm reasonably satisfactory to the Administrative Agent to the effect that each of (a) Holdings, the Borrower and the Subsidiary Guarantors, on a consolidated basis, and (b) the Borrower and the Subsidiary Guarantors, on a consolidated basis, in each case after giving effect to the Recapitalization Transactions, are solvent;
          (d) Fees. The Borrower shall have paid to the Administrative Agent for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on December 7, 2009, a non-refundable cash fee (the “Amendment Fee”) in dollars in an amount equal to 100 basis points (1.0%) of the aggregate principal amount of all Loans of such Lender outstanding on the Second Amendment Effective Date; and
          (e) Recapitalization Transactions. The Recapitalization Transactions shall be consummated substantially concurrently with the effectiveness of the Second Amendment.
     Section 3.2 Representations and Warranties; No Defaults. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:
     (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Second Amendment; and
     (b) all of the representations and warranties contained in the Mezzanine Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
     Section 3.3 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 3.4 Continuing Effect; No Other Waivers or Amendments. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Mezzanine Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Mezzanine Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Mezzanine Credit Agreement or any other Loan Document in similar or different circumstances. This Second Amendment shall apply and be effective only with respect to the provisions of the Mezzanine Credit Agreement specifically referred to herein. After the Second Amendment Effective Date, any reference in any Loan Document to the Mezzanine Credit Agreement shall mean the Mezzanine Credit Agreement, as modified hereby.

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     Section 3.5 Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.
     Section 3.6 Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment including, without limitation, the reasonable fees and disbursements and other charges of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent.
     Section 3.7 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

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          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date first above written.

BOOZ ALLEN HAMILTON INC.

By:	/s/ CG Appleby

Name: CG Appleby
Title: Secretary

BOOZ ALLEN HAMILTON INVESTOR CORPORATION

By:	/s/ Samuel Strickland

Name: Samuel Strickland
Title: Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent

By:	/s/ John D. Toronto

Name: John D. Toronto
Title: Director

By:	/s/ Vipul Dhadda

Name: Vipul Dhadda
Title: Associate

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Apollo Investment Management, L.P.

	By:	All Management, LLC its General Partner

	By:	/s/ Patrick Dalton

Name: Patrick Dalton
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

ARES CAPITAL CORPORATION

	By:	/s/ Joshua M. Bloomstein

Name: Joshua M. Bloomstein
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

ARES IIIR/IVR CLO LTD.

By: ARES CLO MANAGEMENT IIIR/IVR, L.P.

By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

	By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Ares VR CLO Ltd.

	By:	Ares CLO Management VR, L.P., Investment Manager

	By:	Ares CLO GP VR, LLC, Its General Partner

	By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	Ares Management LLC, Its Managing Member

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

ARES XII CLO LTD.

By: ARES CLO MANAGEMENT XII, L.P.

By: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

CONFLUENT 2 LIMITED

By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC, as Manager

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: Ares Enhanced Credit Opportunities Fund Management, L.P.,

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its investment manager

By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner

By: Ares Management LLC, its managing member

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

ARES CAPITAL CP FUNDING LLC

	By:	/s/ Joshua M. Bloomstein

Name: Joshua M. Bloomstein
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Ivy Hill Middle Market Credit Fund, Ltd.

	By:	/s/ Ryan Cascade

Name: Ryan Cascade
Title: Duly Authorized Signatory

Ivy Hill Middle Market Credit Fund II, Ltd.

	By:	/s/ Ryan Cascade

Name: Ryan Cascade
Title: Duly Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

AXA MEZZANINE II S.A., SICAR

	By:	/s/ Andreas Demmel

Name: Andreas Demmel
Title: Director

LENDERS:	By signing below, you have indicated your consent to the Second Amendment Name of Institution: MD MEZZANINE S.A., SICAR
	By:	/s/ Andreas Demmel
Name: Andreas Demmel
Title: Director

Blackstone Mezzanine Partners II L.P.

By:	Blackstone Mezzanine Associates II L.P., its General Partner
By: Blackstone Mezzanine Management Associates II L.L.C., its General Partner

By:	/s/ George Fan

Name: George Fan
Title: Authorized Signatory

Blackstone Mezzanine Holdings II L.P.

By:	BMP II Side-by-Side GP L.L.C., its General Partner

By:	/s/ George Fan

Name: George Fan
Title: Authorized Signatory

Blackstone Family Mezzanine Partnership II — SMD L.P.

By:	Blackstone Family GP L.L.C., its General Partner

By:	/s/ George Fan

Name: George Fan
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Canpartners Investments IV, LLC

By: Canpartners Investments IV, LLC, a California limited liability company

	By:	/s/ Jonathan Kaplan

Name: Jonathan Kaplan
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

CMP II Initial Holdings LLC

	By:	/s/ Leo A. Helmers

Name: Leo A. Helmers, CFA
Title: Managing Director Carlyle Mezzanine Partners

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

CREDIT SUISSE LOAN FUNDING LLC

	By:	/s/ Deja Zazzarino

Name: Deja Zazzarino
Title: Assistant Vice President

	By:	/s/ Douglas DiBella

Name: Douglas DiBella
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

DLJ INVESTMENT PARTNERS III, L.P.
		By:	DLJ Investment Associates III, L.P. Its General Partner
			By:	DLJ Investment Partners, Inc., Its General Partner

	By:	/s/ Dacosta

Name: Igor DaCosta
Title: Principal

DLJ INVESTMENT PARTNERS, L.P.
		By:	DLJ Investment Associates III, L.P. Its General Partner
			By:	DLJ Investment Partners, Inc., Its General Partner

	By:	/s/ Dacosta

Name: Igor DaCosta
Title: Principal

IP III PLAN INVESTORS, L.P.
		By:	DLJ LBO Plans Management Corporation, Its Managing General Partner

	By:	/s/ Ed Nadel

Name: Ed Nadel
Title: Attorney-in-Fact

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

FORTRESS CREDIT OPPORTUNITIES I LP

By: Fortress Credit Opportunities I GP LLC, its general partner

	By:	/s/ Glenn P. Cummins

Name: Glenn P. Cummins
Title: Chief Financial Officer

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
GoldenTree 2004 Trust

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
GoldenTree Capital Opportunities, LP

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:

NYLIM Mezzanine Partners II Parallel Fund, LP

By: NYLIM Mezzanine Partners II GenPar LP,
its General Partner

By: NYLIM Mezzanine Partners II GenPar GP,
LLC, its General Partner

By:	/s/ Thomas M. Haubenstricker
	Name:	Thomas M. Haubenstricker
	Title:	Chief Executive Officer

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
HIGHBRIDGE MEZZANINE PARTNERS LLC AC
HIGHBRIDGE PRINCIPAL STRATEGIES
OFFSHORE MEZZANINE PARTNERS MASTER
FND LP

By:	/s/ Ed Tam
	Name:	Ed Tam
	Title:	Managing Director

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
Highbridge Principal Strategies Mezzanine
Partners Delaware Subsidiary LLC

By:	/s/ Ed Tam
	Name:	Ed Tam
	Title:	Managing Director

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
Highbridge Leveraged Loan Partners Master
Fund LP

By:	/s/ Ed Tam
	Name:	Ed Tam
	Title:	Managing Director

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
KKR Financial CLO 2007-A, Ltd.

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

LENDERS:

By signing below, you have indicated your consent to the Second Amendment Name of Institution: Natixis COF l, LLC

By:	/s/ Ray Meyer
	Name:	Ray Meyer
	Title:	Director

By:	/s/ Patrick Owens
	Name:	Patrick Owens
	Title:	Managing Director

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:

New York Life Investment Management
Mezzanine Partners II, LP

By: NYLIM Mezzanine Partners II GenPar LP,
its General Partner

By: NYLIM Mezzanine Partners II GenPar GP,
LLC, its General Partner

By:	/s/ Thomas M. Haubenstricker
	Name:	Thomas M. Haubenstricker
	Title:	Chief Executive Officer

LENDERS:
By signing below, you have indicated your
consent to the Second Amendment
Name of Institution:
THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY

By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

NORTHWESTERN MUTUAL CAPITAL MEZZANINE
FUND I, LP
By: Northwestern Mutual Capital GP, LLC
Its: General Partner

By:	Richard A. Strait
Its: Managing Director

LENDERS:
By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

OHSF II FINANCING, LTD.

	By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

	By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

LENDERS:
By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Redwood Master Fund, LTD

	By:	/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Principal

LENDERS:
By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Solar Capital LLC

	By:	/s/ Bruce Spohler Name: Bruce Spohler
Title: Chief Operating Officer

LENDERS:
By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

Stone Tower Credit Funding I Ltd.

By: Stone Tower Fund Management LLC, As its Collateral Manager

	By:	/s/ Michael W. DelPercio Name: Michael W. DelPercio
Title: Authorized Signatory

LENDERS:	By signing below, you have indicated your consent to the Second Amendment

Name of Institution:

SPECIAL VALUE EXPANSION FUND, LLC

By: Tennenbaum Capital Partners, LLC Its: Investment Manager

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

Each of the above by:

/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner, Tennenbaum Capital Partners, LLC

LENDERS:
By signing below, you have indicated your consent to the Second Amendment

TCW/Crescent Mezzanine Partners V, L.P.
TCW/Crescent Mezzanine Partners VB, L.P.
TCW/Crescent Mezzanine Partners VC, L.P.

By: TCW/Crescent Mezzanine Management V, L.L.C. its Investment Manager.

By: TCW Asset Management Company, its Sub-Advisor

	By:	/s/ Daniel R. Honeker
Name: Daniel R. Honeker
Title: Senior Vice President

By signing below, you have indicated your consent to the Second Amendment

MAC CAPITAL, LTD.

By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Edison Hwang
Name: Edison Hwang
Title: Vice President

By:	/s/ Joshua Grumer
Name: Joshua Grumer
Title: Vice President

EXHIBIT A
TO SECOND AMENDMENT

Schedule 3.3
to Mezzanine Credit Agreement
Existence; Compliance with Law
Booz Allen Transportation Inc. is not in good standing due to overdue New York State corporate franchise tax payments relating to its July 31, 2008 return.

EXHIBIT B
TO SECOND AMENDMENT
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
          1. Reference is made to Amendment No. 2 to the Mezzanine Credit Agreement, dated as of December 7, 2009 (the “Second Amendment”), by and among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.
          2. Certain provisions of the Mezzanine Credit Agreement are being amended pursuant to the Second Amendment. Each of the undersigned is a Guarantor of the Borrower Obligations of the Borrower pursuant to the Guarantee Agreement (as defined in the Mezzanine Credit Agreement) and hereby
          (a) acknowledges its receipt of the foregoing Second Amendment and its review of the terms and conditions thereof and consents to the foregoing Second Amendment,
          (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Second Amendment, (i) the Guarantee Agreement shall continue to be in full force and effect, (ii) the Guarantor Obligations of such Guarantor are not impaired or affected and (iii) all guarantees made by such Guarantor pursuant to the Guarantee Agreement continue in full force and effect; and
          (c) confirms and ratifies its obligations under each of the Loan Documents executed by it.
          3. Capitalized terms used herein without definition shall have the meanings given to such terms in the Second Amendment to which this Acknowledgment and Confirmation is attached or in the Mezzanine Credit Agreement referred to therein or in the Guarantee Agreement, as applicable.
          4. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          5. This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.
[rest of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered as of the day and year first above written.

BOOZ ALLEN HAMILTON INVESTOR CORPORATION
By:
Name:
Title:

ASE, INC.
By:
Name:
Title:

AESTIX, INC.
By:
Name:
Title:

BOOZ ALLEN TRANSPORTATION, INC.
By:
Name:
Title:

[Signature Page — Acknowledgement and Consent to Second Amendment]